UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08   Shareholder Director Nominations

Change in Annual Stockholders Meeting Date

At its regularly scheduled meeting on December 13, 2011, the Board of Directors of Vision-Sciences, Inc. (the “Company”) announced the date for its fiscal 2012 Annual Meeting of Stockholders (the “2012 Meeting”). The 2012 Meeting will be held on July 26, 2012 at 10:00 AM at the Company’s executive offices at 40 Ramland Road South, Orangeburg, New York 10962, subject to adjournment as provided in the By-laws of the Company, or at such other location as may be specified in the Proxy Statement for the 2012 Meeting.

This annual stockholders meeting date represents a change in date from the fiscal 2011 Annual Meeting of Stockholders of more than 30 calendar days, requiring disclosure under this Item 5.08. The Company must receive proposals of stockholders intended to be present at the 2012 Meeting no later than March 1, 2012.

Item 8.01   Other Information

Change in Record Date

The Board of Directors has also designated May 29, 2012, as the Record Date to determine the stockholders of the Company entitled to notice of and to vote at the fiscal 2012 Annual Stockholders Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Cynthia Ansari
	Name:	Cynthia Ansari
	Title:	Chief Executive Officer

Date:  December 19, 2011

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